                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                             (Amemdment No. 1)




Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
/ /        Definitive Proxy Statement
/X/        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
- --------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of
           Schedule 14A.
/ /        $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
           1)         Title   of   each  class   of  securities   to  which   transaction  applies:
                      Units of Depositary Receipts Representing Assigned Limited Partner Interests
           2)         Aggregate   number   of    securities   to    which   transaction    applies:
                      8,168,457.7
           3)         Per  unit price or other underlying value of transaction computed pursuant to
                      Exchange Act Rule  0-11 (Set  forth the  amount on  which the  filing fee  is calculated and state how it was determined):
                      $         (aggregate amount to be distributed to security holders)
           4)         Proposed maximum aggregate value of transaction:
                      $         (aggregate amount to be distributed to security holders)
           5)         Total fee paid:
                      $
/X/        Fee paid previously with preliminary materials.
/ /        Check  box if any part of the fee is  offset as provided by Exchange Act Rule 0-11(a)(2)
           and identify the filing for which the  offsetting fee was paid previously. Identify  the previous  filing by registration statement number, or  the Form or Schedule and the date of its filing.
           1)         Amount Previously Paid:
                      -----------------------------------------------------------------------------
           2)         Form, Schedule or Registration Statement No.:
                      -----------------------------------------------------------------------------
           3)         Filing Party:
                      -----------------------------------------------------------------------------
           4)         Date Filed:
                      -----------------------------------------------------------------------------

                                                 Changed Pages Only








                                  NEW YORK LIFE
                                    GRIMSHAWE
                                    ---------
                             CLASS ACTION SETTLEMENT








                        TELEPHONE SCRIPTS FOR RESPONDING
                            TO CLASS MEMBER INQUIRIES

                               (Revised March 29, 1996)

                                                                     LIQUIDATION

ARE THE PARTNERSHIPS BEING LIQUIDATED BECAUSE OF THE LAWSUIT?

No. Settlement of the lawsuit provides New York Life with a vehicle for exiting various limited partnerships. Prior to this lawsuit, New York Life had already concluded that it would be in the best interests of the limited partners to liquidate various limited partnerships and to provide investors with some enhancement to their liquidation payments. With this settlement, New York Life can achieve these goals and make substantial additional monetary benefits available to Class Members, as well as avoid time consuming and expensive litigation.

                                                                OBJECTIONS TO OR
                                                          COMMENTS ON SETTLEMENT


OBJECTION: A written submission by a Class Member to the Court that states a disagreement with some aspect of the settlement.


WHAT IS THE DEADLINE FOR OBJECTING?

In order to object to the terms of the settlement, a Class Member must file with the Court and serve and file an objection with the Court in writing by June 12, 1996, which is 21 days prior to the currently scheduled date of the Final Hearing.


HOW DO I GO ABOUT RAISING AN OBJECTION?

If a Class Member disagrees with some aspect of the settlement, he or she must file with the Court and serve a written statement of objection on Lead Counsel and Defendants' counsel, postmarked no later than June 12, 1996. The statement of objection must state the objection(s) and the specific reason(s), if any, for each objection, including any legal support the Class Member wishes to bring to the Court's attention and any evidence the Class Member wishes to introduce in support of the objection. The specific procedures for objecting appear in Section IX of the Notice.

DO I NEED AN ATTORNEY IN ORDER TO OBJECT TO THE SETTLEMENT?

No. There is no requirement that Class Members who want to object must do so through counsel. If you do not hire an attorney to represent you, you should be sure to read carefully Section IX of the Notice describing the procedures you must follow in order to object to the settlement. You should also be aware that the Court might decline to consider an objection if it does not comply with the procedures set out in the settlement agreement for raising objections. If you do hire an attorney to represent you personally, whether for purposes of objecting to the settlement or for any other reason, you must do so at your own expense.


IF I FILE A REQUEST FOR EXCLUSION FROM THE SETTLEMENT, CAN I STILL OBJECT TO THE SETTLEMENT'S TERMS?

No. Class Members who file a request for exclusion from the settlement are not allowed to object to the settlement's terms.

               York Life for the Liquidation Advance it has paid to Class Members as part of the settlement check; (ii) to establish a reserve in order to meet any liabilities or obligations that remain following liquidation of the limited partnerships; and
               (iii) to distribute any remaining amounts to class members on a PRO RATA basis. (Any such distribution would require a SECOND check to the limited partners for that limited partnership.)

   FOURTH: Finally, once a general partner has determined that ALL of a limited partnership's outstanding liabilities and obligations have been satisfied, any amounts that remain will be distributed to limited partners on a PRO RATA basis. (Any such distribution would require a THIRD check to the limited partners for that limited partnership.)


WILL I RECEIVE INTEREST ON THE AMOUNTS I RECEIVE FROM THE SETTLEMENT?

No. Provided that the general partners obtain the consent of a majority of the limited partners in a limited partnership, each limited partner in that partnership will receive cash payments designed to ensure that he or she receives a return of at least 100% of his or her original investment. The settlement does not provide for additional interest on these payments.

I WAS PROMISED A RETURN OF X% ON MY INVESTMENT. WHY SHOULD I SETTLE FOR THE RETURN OF MY INITIAL INVESTMENT?

Attorneys representing every Class Member, including you, negotiated extensively on behalf of the class to achieve what they determined was a fair, adequate and reasonable settlement. Although New York Life and the other defendants have not admitted to any wrongdoing, they felt that the settlement constituted a reasonable course of action that avoided the disruption and expense of litigation, and that was otherwise in the best interests of the limited partners. An investor's decision whether to participate in the settlement is a choice only the investor can make. New York Life is happy to answer questions you may have about the settlement and to provide information about the options available to you.


WHAT IF I INVESTED IN MORE THAN ONE PARTNERSHIP?

You are eligible for relief under the settlement for EACH limited partnership in which you invested. Thus, if you are eligible to receive a Refund or an Enhancement with respect to one limited partnership, it will not prevent you from also receiving a Refund or Enhancement with respect to another Limited Partnership, PROVIDED, HOWEVER, that the requisite consent to liquidation is obtained from the limited partnership's limited partners.


                                       14